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                                                              Exhibit (99)(iii)



                  Consent of Independent Public Accountants



As independent public accountants, we hereby consent to the use of our reports dated March 8, 1995, included in or made a part of this Form 8-K.


                                       /s/ CHERRY, BEKAERT & HOLLAND, L.L.P.


Lynchburg, Virginia
 July 12, 1995